Exhibit 10.1

FIRST SUPPLEMENT

to

REGISTRATION RIGHTS AGREEMENT

THIS FIRST SUPPLEMENT to the REGISTRATION RIGHTS AGREEMENT (this “Supplement”), is made and entered into as of May 18, 2016.

Reference is made to that certain Registration Rights Agreement, dated as of June 2, 2015 (the “Registration Rights Agreement”), by and among Stock Building Supply Holdings, Inc., a Delaware corporation (n/k/a BMC Stock Holdings, Inc.) (the “Company”) , and the stockholders of the Company listed in Schedule A thereto. Unless otherwise defined herein, capitalized terms shall have the definitions ascribed to them in the Registration Rights Agreement.

RECITALS

WHEREAS, in accordance with the terms of the Registration Rights Agreement, an Electing Stockholder Group may request demand or piggyback registration of their Registrable Securities.

WHEREAS, the Board of Directors (the “Board”) of the Company has deemed it advisable and in the best interests of the Company and its stockholders to effect a registration and public offering of the Principal Stockholders’ Registrable Securities (the “Offering”), to be registered under the Securities Act of 1933, as amended (the “Securities Act”), on a Registration Statement on Form S-3, to be supplemented by a prospectus supplement, each to be filed with the Securities and Exchange Commission substantially in the forms previously provided to the Principal Stockholders.

WHEREAS, pursuant to Section 3.1 of the Registration Rights Agreement, the Principal Stockholders are entitled to receipt from the Company of written notice if the Company proposes to register certain of its securities under the Securities Act.

WHEREAS, pursuant to Section 9.4 of the Registration Rights Agreement, the Company and the Electing Stockholder Groups may amend or waive the Registration Rights Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged, the undersigned, constituting the Principal Stockholders required to amend or waive the Registration Rights Agreement, hereby agree that:

REPRESENTATIONS AND WARRANTIES

1. The Company represents and warrants that its board of directors has approved the Company’s entry into this Supplement.

2. The undersigned represents and warrants that it owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) the number of shares of Common Stock set forth on its signature page hereto.

3. The undersigned represents and warrants that it has full power and authority to enter into, execute and deliver this Supplement and to perform fully its obligations hereunder. This Supplement has been duly and validly executed and delivered by the undersigned and constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

AGREEMENTS

1. The undersigned hereby irrevocably waives any and all notice requirements contained in the Registration Rights Agreement, including those contained in Section 3.1, related to the Offering.

2. Pursuant to Section 3.4 of the Registration Rights Agreement, the undersigned hereby approves the appointment of Barclays Capital Inc. and Credit Suisse Securities (USA) LLC as managing underwriters and bookrunners on the Offering and approves Goldman, Sachs & Co. and RBC Capital Markets, LLC and/or any other or additional underwriters or bookrunners as underwriters or bookrunners as appointed by the Company.

3. The Company and the undersigned hereby waive the volume limitations provided for in Section 4.3 of the Registration Rights Agreement only insofar as such limitations relate to the Offering.

4. The undersigned agrees and acknowledges that the other Principal Stockholders party hereto and the Company and its advisors will proceed with the Offering in reliance upon this Agreement.

5. This Supplement shall automatically terminate and be of no further force and effect if the Offering has not closed on or before June 17, 2016.

6. The preceding paragraphs in this Supplement apply only to the Offering and related transactions expressly set forth herein, and the undersigned retain their rights with respect to any future transactions in accordance with the terms of the Registration Rights Agreement.

7. The undersigned hereby amend Section 4.3 of the Registration Rights Agreement as reflected in the following paragraph, which will replace the current Section 4.3 of the Registration Rights Agreement:

SECTION 4.3 Volume Limitations. Notwithstanding any other provisions of this Agreement, but subject to the exceptions in Section 4.6, except as may otherwise be agreed by the Company and all three of the Electing Stockholder Groups (other than any Stockholder Group to which the provisions of this Article IV have terminated pursuant to Section 4.7), no Stockholder Group shall sell more than such Stockholder Group’s Quarterly Cap during any Calendar Quarter.

8.	For the avoidance of doubt, the undersigned hereby agrees that if the provisions of Article IV of the Registration Rights Agreement terminate as to any Stockholder Group pursuant to Section 4.7, such holder’s consent or agreement will no longer be required for amendments, waivers or agreements under or with respect to Article IV.

MISCELLANEOUS

1. The provisions of Sections 9.4, 9.5, 9.6, 9.7, 9.8, 9.9, 911, 9.12, 9.13, 9.14, 9.15, 9.16, 9.17, 9.18, 9.20 and 9.21 of the Registration Rights Agreement shall apply to this Waiver, mutatis mutandis.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

This Agreement has been executed by the undersigned, effective as of the date first written above.

COMPANY:

BMC STOCK HOLDINGS, INC.

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Executive Vice President, Chief Financial Officer & Treasurer

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

GORES BUILDING HOLDINGS, LLC

By:	/s/ Eric R. Hattler
Name:	Eric R. Hattler
Title:	Vice President

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 9,488,812

Street Address: 9800 Wilshire Blvd.

City/State/Zip Code: Beverly Hills, CA 90212

Fax: 310-443-9880

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

GLENDON SATURN HOLDINGS, LLC

By:	/s/ Steven G. Eisner
Name:	Steven G. Eisner
Title:	Vice President

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 442,805

Street Address: 9800 Wilshire Blvd.

City/State/Zip Code: Beverly Hills, CA 90212

Fax: 310-443-9880

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

M H DAVIDSON & CO
By: M.H. Davidson & Co. GP, LLC, its general partner

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz
Title:	Managing Member

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 72,762

Street Address: C/O Davidson Kempner Capital Management LP

City/State/Zip Code: 520 Madison Avenue, 30th Floor, New York, NY 10022

Fax:

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

DAVIDSON KEMPNER PARTNERS
By: MHD Management Co., its general partner
By: MHD Management Co. GP, L.L.C., its general partner

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz
Title:	Managing Member

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 421,837

Street Address: C/O Davidson Kempner Capital Management LP

City/State/Zip Code: 520 Madison Avenue, 30th Floor, New York, NY 10022

Fax:

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

DAVIDSON KEMPNER INSTITUTIONAL PARTNERS L.P.
By: Davidson Kempner Advisers Inc., its general partner

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz
Title:	Principal

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 982,534

Street Address: C/O Davidson Kempner Capital Management LP

City/State/Zip Code: 520 Madison Avenue, 30th Floor, New York, NY 10022

Fax:

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

DAVIDSON KEMPNER INTERNATIONAL LTD
By: Davidson Kempner Capital Management LP, its investment manager

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz
Title:	Managing Member

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 1,067,215

Street Address: C/O Davidson Kempner Capital Management LP

City/State/Zip Code: 520 Madison Avenue, 30th Floor, New York, NY 10022

Fax:

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

DAVIDSON KEMPNER DISTRESSED OPPORTUNITIES FUND LP
By: DK Group LLC, its general partner

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz
Title:	Managing Member

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 1,754,015

Street Address: C/O Davidson Kempner Capital Management LP

City/State/Zip Code: 520 Madison Avenue, 30th Floor, New York, NY 10022

Fax:

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

DAVIDSON KEMPNER LONG-TERM DISTRESSED OPPORTUNITIES INTERNATIONAL MASTER FUND LP
By: Davidson Kempner Long-Term Distressed Opportunities GP LLC, its general partner

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz
Title:	Managing Member

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 799,139

Street Address: C/O Davidson Kempner Capital Management LP

City/State/Zip Code: 520 Madison Avenue, 30th Floor, New York, NY 10022

Fax:

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

DAVIDSON KEMPNER LONG-TERM DISTRESSED OPPORTUNITIES FUND II LP
By: Davidson Kempner Long-Term Distressed Opportunities GP II LLC, its general partner

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz
Title:	Managing Member

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 871,099

Street Address: C/O Davidson Kempner Capital Management LP

City/State/Zip Code: 520 Madison Avenue, 30th Floor, New York, NY 10022

Fax:

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

DAVIDSON KEMPNER LONG-TERM DISTRESSED OPPORTUNITIES INTERNATIONAL MASTER FUND II LP
By: Davidson Kempner Long-Term Distressed Opportunities GP II LLC, its general partner

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz
Title:	Managing Member

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 1,475,611

Street Address: C/O Davidson Kempner Capital Management LP

City/State/Zip Code: 520 Madison Avenue, 30th Floor, New York, NY 10022

Fax:

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

DAVIDSON KEMPNER LONG-TERM DISTRESSED OPPORTUNITIES FUND LP
By: Davidson Kempner Long-Term Distressed Opportunities GP LLC, its general partner

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz
Title:	Managing Member

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 292,431

Street Address: C/O Davidson Kempner Capital Management LP

City/State/Zip Code: 520 Madison Avenue, 30th Floor, New York, NY 10022

Fax:

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

DAVIDSON KEMPNER DISTRESSED OPPORTUNITIES INTERNATIONAL LTD.
By: DK Management Partners LP, its investment manager

By:	/s/ Gabriel T. Schwartz
Name:	Gabriel T. Schwartz
Title:	Managing Member

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 3,177,340

Street Address: C/O Davidson Kempner Capital Management LP

City/State/Zip Code: 520 Madison Avenue, 30th Floor, New York, NY 10022

Fax:

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

THE RAVENSWOOD INVESTMENT COMPANY, L.P.

By:	/s/ Robert E. Robotti
Name:	Robert E. Robotti
Title:	Managing Member of Ravenswood Management Company, LLC, General Partner

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 4,230,573

Street Address: 104 Gloucester Road

City/State/Zip Code: Massapequa, NY 11758

Fax: (212) 986-0816

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

RAVENSWOOD INVESTMENTS III, L.P.

By:	/s/ Robert E. Robotti
Name:	Robert E. Robotti
Title:	Managing Member of Ravenswood Management Company, LLC, General Partner

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 1,499,047 shares

Street Address: 104 Gloucester Road

City/State/Zip Code: Massapequa, NY 11758

Fax: (212) 986-0816

[Signature Page to Registration Rights Agreement Supplement]

This Agreement has been executed by the undersigned, effective as of the date first written above.

INVESTORS:

ROBERT E. ROBOTTI

By:	/s/ Robert E. Robotti
Name:	Robert E. Robotti
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 95,186

Street Address: 60 E. 42 Street, Suite 3100

City/State/Zip Code: New York, NY 10165

Fax: (212) 986-0816

[Signature Page to Registration Rights Agreement Supplement]